Share option	12 Months Ended
Dec. 31, 2024
Share Option
Share option

22.	Share option

The Group adopted a share option scheme on July 17, 2023 (the “Share Option Scheme 2023”) to provide an incentive to the grantees by enabling them to participate in a future sale or listing of the Group, attract, motivate, and retain eligible participants, and align the interests of the grantees more closely with the shareholders of the Company and provide greater incentive for the grantees to focus on long-term goals of the Group.

Stock options granted to employees of the Group are subject to approval in advance by the independent non-executive directors. The offer of a grant of stock options may be accepted within 28 days from the date of offer. The exercise period of the stock options granted is determinable by the directors, and commences on the same date after vesting to three years and ends on a date which is not later than five years from the date of offer of the stock options or the expiry date of the plan, if earlier.

On July 17, 2023, the Group granted a consultant share option equivalent to 3.5% of total number of shares of the Company as of December 7, 2022 with no vesting period. According to the addition terms and conditions on the share option granted to the consultant, the share option is contingent upon the occurrence of a performance condition (i.e. the successful initial public offering), the share option shall not be recognised until the performance condition becomes probable in accordance with IFRS 2 Share-based Payment.

On February 1, 2024, the Group granted 5,900,000 share options to certain employees of the Group under the Share Option Scheme 2023. The share options contain an exercise price of US$0.0001 per share option with an expiry date on February 29, 2024 and are vested on the same date of acceptance of the share options by employees. All share options have been exercised in February 2024.

The exercise price of stock options is determinable by the directors. Stock options do not confer rights on the holders to dividends or to vote at shareholders’ meetings.

The Group estimated the fair value of each option as of the date of grant using the Binomial Option pricing model. The following table lists the inputs to the model use:-

Share options granted on February 1, 2024

Expected volatilities (%)	27
Risk-free interest rates (%)	5.49
Range of expected lives (year)	0.08
Weighted average share price (US$ per share)	0.4560
Exercise price (US$ per share)	0.0001

The expected volatility reflects the assumption that the historical volatility of future trends, which may also not necessarily be the actual outcome. No other feature of the options granted was incorporated into the measurement of fair value.

All share option granted have been fully exercised during the year and there are no outstanding share options as of December 31, 2023 and 2024.

The fair value of 5,900,000 share options is approximately US$2,690,000 (equivalents to S$3,606,000) of which the Group recognized share-based payment expenses of S$3,606,000 (2023: Nil) during the year ended December 31, 2024.

BELIVE HOLDINGS AND ITS SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the financial year ended December 31, 2024, 2023 and 2022

(in Singapore Dollars)